UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

Hub Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27754	36-4007085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Clearwater Drive

Oak Brook, Illinois 60523

(Address, including zip code, of principal executive offices)

(630) 271-3600

(Registrant's telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	HUBG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 23, 2020, Hub Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the retirement of Terri A. Pizzuto, its Executive Vice President, Chief Financial Officer and Treasurer. Furthermore, the Company announced the appointment of Geoff DeMartino and Kevin Beth, effective July 1, 2020, to the positions of Executive Vice President, Chief Financial Officer and Treasurer and Executive Vice President and Chief Accounting Officer, respectively. This Amendment to the Current Report on Form 8-K/A (“Amendment No. 1”) for the Company amends Item 5.02 of the Initial Form 8-K to include a brief description of Mr. DeMartino’s and Mr. Beth’s compensation arrangements, as approved by the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company, in connection with their appointments.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Mr. DeMartino’s appointment as Executive Vice President, Chief Financial Officer and Treasurer, the Compensation Committee set his base salary equal to $460,000 and his Target Bonus equal to 60% of his base salary, 80% of which bonus opportunity will be earned based on Company performance and 20% of which will be earned based on individual performance.

In connection with Mr. Beth’s appointment as Executive Vice President and Chief Accounting Officer, the Compensation Committee set his base salary equal to $275,000 and his Target Bonus equal to 50% of his base salary, 80% of which bonus opportunity will be earned based on Company performance and 20% of which will be earned based on individual performance.

Any information required to be set forth in the Initial Form 8-K that is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no other modifications have been made to the information contained in the Initial Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hub Group, Inc.
Date: June 22, 2020	By:	/s/ Terri A. Pizzuto
Terri A. Pizzuto
Executive Vice President, Chief Financial Officer and Treasurer